UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2007

ACES WIRED, INC.
(Exact name of Registrant as specified in its charter)

Nevada	333-96589	88-0514502
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

12225 Greenville Avenue, Suite 861 Dallas, Texas	75243
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 261-1963

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Aces Wired, Inc. (the Company) sadly reports that Rexford A. Yeisley, age 60 and a member of the Company's board of directors, passed away on Thursday, August 16, 2007. Mr. Yeisley joined the board on October 4, 2006 and also served as chairman of the audit committee and as the Company’s designated financial expert.

The Company’s Amended and Restated Articles of Incorporation provide for at least one but not more than 15 directors. With the loss of Mr. Yeisley, the Company's board of directors has been reduced to seven members, and the audit committee has been reduced to two members.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2007

ACES WIRED, INC.

By:	/s/ Kenneth R. Griffith
President and Chief Executive Officer